SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 5 , 2003

IMCLONE SYSTEMS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor,
New York, New York 10014
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (212) 645-1405

Item 5.   Other Events

     On June 5, 2003, ImClone Systems Incorporated issued a joint press release with Bristol-Myers Squibb Company regarding a meeting the two companies held with the FDA to discuss the regulatory filing for ERBITUXTM. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.   Exhibits

   (c)   Exhibits

   99.1   Press Release dated June 5, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated

By:	/s/ Clifford R. Saffron

	Name:	Clifford R. Saffron
	Title:	Senior Vice President, Legal and
General Counsel

Date: June 5, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 5, 2003